Supplement dated July 17, 2023, to the following Prospectuses, Summary Prospectuses and

Statements of Additional Information,

each as may have been previously amended or supplemented:

American Beacon AHL Managed Futures Strategy Fund

American Beacon AHL TargetRisk Fund

American Beacon Bridgeway Large Cap Growth Fund

American Beacon Bridgeway Large Cap Value Fund

American Beacon Stephens Mid-Cap Growth Fund

American Beacon Stephens Small Cap Growth Fund

Prospectuses, Summary Prospectuses and Statements of Additional Information dated May 1, 2023

American Beacon Developing World Income Fund

American Beacon NIS Core Plus Bond Fund

Prospectuses, Summary Prospectuses and Statements of Additional Information dated June 1, 2023

American Beacon ARK Transformational Innovation Fund

American Beacon Shapiro Equity Opportunities Fund

American Beacon Shapiro SMID Cap Equity Fund

American Beacon SSI Alternative Income Fund

American Beacon TwentyFour Strategic Income Fund

American Beacon TwentyFour Sustainable Short Term Bond Fund

Prospectuses, Summary Prospectuses and Statements of Additional Information dated November 1, 2022

American Beacon FEAC Floating Rate Income Fund

Prospectus, Summary Prospectus and Statement of Additional Information dated December 29, 2022

American Beacon SiM High Yield Opportunities Fund

American Beacon The London Company Income Equity Fund

Prospectus, Summary Prospectuses and Statement of Additional Information dated January 1, 2023

American Beacon Balanced Fund

American Beacon Garcia Hamilton Quality Bond Fund

American Beacon International Equity Fund

American Beacon Large Cap Value Fund

American Beacon Small Cap Value Fund

American Beacon EAM International Small Cap Fund

Prospectuses, Summary Prospectuses and Statements of Additional Information dated March 1, 2023

(each of the above, a “Fund,” and collectively, the “Funds”)

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Funds (the “Trust”). This supplement is intended to provide certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”).

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Transaction and Change of Control

On July 11, 2023, (i) RIH, its indirect wholly-owned subsidiary, RIM, and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager. Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated, and a new credit agreement would be executed (“Transaction”). The Transaction is expected to close in the fourth quarter of 2023, subject to the satisfaction of certain conditions.

Upon the closing of the Transaction, the Manager will be wholly owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the closing of the Transaction would result in a change of control of the Manager, which will result in an assignment and the termination of the Trust’s Management Agreement with the Manager and the Investment Advisory Agreements among the Manager, the Trust, and each sub-advisor to a Fund (collectively, the “Agreements”).

New Management Agreement, New Investment Advisory Agreements and Shareholder Meeting

To provide for continuity of management of the Funds, on July 12, 2023, the Manager proposed, and the Trust’s Board of Trustees (the “Board”) approved, a new management agreement (the “New Management Agreement”) and new investment advisory agreements (the “New Investment Advisory Agreements”) for the Trust, on behalf of each Fund, that, pending shareholder approval, as applicable, will become effective upon the closing of the Transaction.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of the Board and certain other conditions. This exemptive order does not apply to Funds with sub-advisors that are affiliated with the Manager.

A special meeting of the Funds’ shareholders will be called to consider the New Management Agreement, the New Investment Advisory Agreements with sub-advisors that are affiliated with the Manager, and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials will be sent to shareholders regarding these proposals. When you receive your proxy statement, please review it carefully and cast your vote. No shareholder action is necessary at this time. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

The Transaction is not expected to result in any changes in the level of services provided to the Funds, and the fee rates charged to the Funds under the proposed New Management Agreement and the New Investment Advisory Agreements will be exactly the same as the rates charged under the current agreements. In addition, the Transaction is not expected to result in any changes in any Fund’s portfolio managers, and the Manager’s and sub-advisors’ key personnel performing or overseeing the Funds’ investment programs are not expected to change as a result of the Transaction.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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